UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 20, 2014

SENTIO HEALTHCARE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-53969	20-5721212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

189 South Orange Ave, Suite 1700

Orlando, FL 32801

(Address of principal executive offices)

407- 999-7679

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As reported in our Current Report on Form 8-K dated August 20, 2014, through a wholly-owned subsidiary, Sentio Healthcare Properties, Inc. (the “Company”, “we”, or “us”) acquired real estate property (“St. Andrews Village”) from ERB PROPCO SAV, LLC, which is not affiliated with us, for a purchase price of $42.5 million plus closing costs and expenses. St. Andrews Village is a senior living community that consists of 146 independent living units, 60 assisted living units, and 40 skilled nursing facility units in Aurora, Colorado. St. Andrews Village is leased to ERB OPCO SAV, LLC under the terms of a net lease with an initial term of 10 years.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of real estate acquired. The following financial statements relating to St. Andrews Village are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated August 20, 2014 and are filed herewith and incorporated herein by reference.

St. Andrews Village

Independent Auditors’ Report	4
Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and Year Ended December 31, 2014	5
Notes to Historical Summary of Gross Income and Direct Operating Expenses	6

(b)	Pro forma financial information. The following unaudited pro forma financial statements of Sentio Healthcare Properties, Inc. relating to the acquisition of St. Andrews Village are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated August 20, 2014 and are filed herewith and incorporated herein by reference.

Sentio Healthcare Properties, Inc.

Summary of Unaudited Pro Forma Financial Information	8

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2014	9

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2014	10

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	11

(d)	Exhibits

10.1	First Amendment dated July 6, 2014 to Purchase and Sale Agreement dated May 22, 2014 by and among Sentio STAV Landlord, LLC, ERB Propco SAV LLC and Stewart Title Guaranty Company.
10.2	Second Amendment dated July 7, 2014 to Purchase and Sale Agreement dated May 22, 2014 by and among Sentio STAV Landlord, LLC, ERB Propco SAV LLC and Stewart Title Guaranty Company.
10.3	Third Amendment dated July 14, 2014 to Purchase and Sale Agreement dated May 22, 2014 by and among Sentio STAV Landlord, LLC, ERB Propco SAV LLC and Stewart Title Guaranty Company.
10.4	Fourth Amendment dated July 21, 2014 to Purchase and Sale Agreement dated May 22, 2014 by and among Sentio STAV Landlord, LLC, ERB Propco SAV LLC and Stewart Title Guaranty Company.
10.5	Lease Agreement by and between Sentio STAV Landlord, LLC, a Delaware Limited Liability Company as Lessor and ERB Opco SAV LLC, a Deleware Limited Liability Company as Lessee, dated as of August 20, 2014.
10.6	Multifamily Loan and Security Agreement by and between Sentio STAV Landlord, LLC, and CBRE Capital Markets, Inc. dated as of August 19, 2014.
10.7	Multifamily Note by and between Sentio STAV Landlord, LLC, and CBRE Capital Markets, Inc. dated as of August 19, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIO HEALTHCARE PROPERTIES, INC.

Dated: October 29, 2014	By:	/s/ Sharon C. Kaiser
Sharon C. Kaiser,
Chief Financial Officer

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Independent Auditors’ Report

Sentio Healthcare Properties, Inc.
ERB Propco SAV, LLC:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary”) of ERB Propco SAV, LLC for the year ended December 31, 2013, and the related notes to the Historical Summary.

Management’s Responsibility for the Historical Summary

Management is responsible for the presentation of the Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of ERB Propco SAV, LLC for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to note 2 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the filing of Form 8-K of Sentio Healthcare Properties, Inc. and is not intended to be a complete presentation of ERB Propco SAV, LLC’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

October 29, 2014

Orlando, Florida

Certified Public Accountants

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ERB PROPCO SAV, LLC

Historical Summary of Gross Income and

Direct Operating Expenses

Six Months ended June 30, 2014

(Unaudited) and

 Year ended December 31, 2013

	Six months	Year ended
	ended	December 31,
	June 30, 2014	2013
	(Unaudited)
Gross income:
Base rental income	$1,007,436	$2,014,872
Additional rental income	934,409	1,259,442
Tenant reimbursements	148,063	296,126
Total gross income	2,089,908	3,570,440
Direct operating expenses:
Total direct operating expenses	148,063	313,495
Excess of gross income over direct operating expenses	$1,941,845	$3,256,945

See accompanying notes to historical summary of gross income and direct operating expenses.

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ERB Propco SAV, LLC

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

Six Months ended June 30, 2014
(Unaudited) and

Year ended December 31, 2013

(1)	Business

The accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) includes the operations of ERB PROPCO SAV, LLC, which previously owned St. Andrews Village (the Property). On August 20, 2014, Sentio Healthcare Properties, Inc. (the Company) acquired the Property for a purchase price of $42.5 million plus closing costs and expenses. The Property is a senior living community that consists of 146 independent living units, 60 assisted living units, and 40 skilled nursing facility units in Aurora, Colorado. The Company funded the acquisition of the Property with proceeds from the sale of preferred units of limited partnership interest in Sentio Healthcare Properties OP, L.P. and with proceeds from a mortgage loan from CBRE Capital Markets, Inc. The Property is leased to ERB OPCO SAV, LLC under the terms of a net lease with an initial term of 10 years.

(2)	Basis of Presentation

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the SEC) and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the six months ended June 30, 2014 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company’s management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the six months ended June 30, 2014 is not necessarily indicative of the expected results for the entire year ended December 31, 2014.

(3)	Rental Income

Rental revenue is recognized on an accrual basis as it is earned over the life of the respective tenant lease on a straight-line basis. Tenant reimbursements related to reimbursement of real estate taxes and insurance are recognized as revenue in the period the applicable expenses are incurred.

Additional rent represents 75% of all proceeds with respect to the resale of existing units and 15% of the amount by which monthly revenue exceeded $1.0 million.

(Continued)

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ERB Propco SAV, LLC

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

Six Months ended June 30, 2014
(Unaudited) and

Year ended December 31, 2013

Minimum base rents to be received from ERB OPCO SAV, LLC under the operating lease in place as of December 31, 2013, are as follows:

2014	$1,992,432
2015	2,072,129
2016	2,155,014
2017	543,984
$6,763,559

(4)	Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, the direct operating expenses for the six months ended June 30, 2014 and for the year ended December 31, 2013 only include property taxes and insurance, cancelled building projects and repairs and maintenance.

(5)	Subsequent Events

Subsequent events were evaluated from December 31, 2013 through October 29, 2014, the date on which the Historical Summary was issued.

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SENTIO HEALTHCARE PROPERTIES, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations of Sentio Healthcare Properties, Inc. (the “Company”) for the year ended December 31, 2013 and for the six months ended June 30, 2014 have been prepared as if the acquisition of St. Andrews Village had occurred as of January 1, 2013.   The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014 has been prepared as if the acquisition of St. Andrews Village had occurred on June 30, 2014.

The Unaudited Pro Forma Financial Information is based in part upon (i) the Audited Financial Statements of the Company for the year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013; the Unaudited Financial Statements of the Company as of and for the six months ended June 30, 2014 included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014;  and (iii) the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2013 and six months ended June 30, 2014 filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of St. Andrews Village had been completed on the date indicated, nor does it purport to be indicative of future results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

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SENTIO HEALTHCARE PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2014

		Pro Forma Adjustments
	June 30, 2014 (A)	St. Andrews Village Acquisition		Pro Forma June 30, 2014

ASSETS
Cash and cash equivalents	$18,072,000	(13,150,000	)(B)	$4,922,000
Investments in real estate
Land	34,111,000	5,351,000	(C)	39,462,000
Buildings and Improvements, net	194,680,000	35,444,000	(C)	230,124,000
Furniture, fixtures and equipment, net	4,759,000	1,121,000	(C)	5,880,000
Intangible lease assets, net	7,735,000	584,000	(C)	8,319,000
	241,285,000	42,500,000		283,785,000

Deferred financing costs, net	1,921,000	371,000	(D)	2,292,000
Investments in unconsolidated entities	1,736,000	-		1,736,000
Tenant and other receivables, net	3,465,000	47,000	(C)	3,512,000
Deferred costs and other assets	4,815,000	120,000	(C)	4,935,000
Restricted cash	4,436,000	115,000	(C)	4,551,000
Goodwill	5,965,000	-		5,965,000

Total assets	$281,695,000	30,003,000		$311,698,000

LIABILITIES AND EQUITY
Liabilities:
Notes Payable, net	$186,514,000	30,205,000	(D)	$216,719,000
Accounts payable and accrued liabilities	5,856,000	89,000	(C)	5,945,000
Prepaid rent and security deposits	2,982,000	-		2,982,000
Distributions payable	1,540,000	-		1,540,000
Total liabilities	196,892,000	30,294,000		227,186,000

Equity:
Preferred Stock Series C, $0.01 par value; 1,000 shares authorized; 1,000 and 1,000 shares issued and outstanding at June 30, 2014 and December 31, 2013, respectively	-	-		-
Common stock, $0.01 par value; 580,000,000 shares authorized; 11,457,401 and 12,608,534 shares issued and outstanding at June 30, 2014 and December 31, 2013, respectively	115,000	-		115,000
Additional paid-in capital	69,496,000	-		69,496,000
Accumulated deficit	(17,462,000)	(291,000	)(E)	(17,753,000)

Total stockholders' equity	52,149,000	(291,000)		51,858,000
Noncontrolling interests:
Series B preferred OP units	28,969,000	-		28,969,000
Other noncontrolling interest	3,685,000	-		3,685,000
Total equity	84,803,000	(291,000)		84,512,000
Total liabilities and equity	$281,695,000	30,003,000		$311,698,000

(A)	Derived from the Company’s unaudited consolidated financial statements as of June 30, 2014.

(B)	Represents the net impact on the Company’s consolidated cash and cash equivalents as a result of the St. Andrews Village acquisition. The acquisition was financed by the issuance of OP units and the financing arrangement noted in (D) below. The pro forma financial information is intended to provide information about the impact of the specific transaction of acquiring St. Andrews Village, and therefore the net cash impact and noncontrolling interest balance have not been adjusted to reflect the impact of the issuance of OP units.

(C)	Represents the $42.5 million purchase price allocation of St. Andrews Village in accordance with US generally accepted accounting principles and other working capital assets acquired and liabilities assumed. The acquisition cost is allocated to a property’s tangible (primarily land, building, equipment and site improvements) and intangible (in-place leases) assets at their estimated fair value. The purchase price allocations of in-place lease values are calculated based on management’s evaluation of the specific characteristics of the tenant’s leases.

(D)	This represents the note and related financing costs originated as part of the acquisition.

(E)	Represents closing costs incurred at the time of the St. Andrews Village acquisition.

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SENTIO HEALTHCARE PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

SIX MONTHS ENDED JUNE 30, 2014

		Pro Forma Adjustments
	June 30, 2014 (A)	St. Andrews Village Acquisition		Pro Forma June 30, 2014

Revenue:

Rental revenue	$23,202,000	1,942,000	(B)	$25,144,000
Resident fees and services	14,207,000	-		14,207,000
Tenant reimbursements and other income	718,000	149,000	(B)	867,000
	38,127,000	2,091,000		40,218,000
Expenses:
Property operating and maintenance	24,530,000	149,000	(C)	24,679,000
General and administrative	655,000	-		655,000
Asset management fees and expenses	1,941,000	213,000	(D)	2,154,000
Real estate acquisition costs	346,000	-		346,000
Depreciation and amortization	6,111,000	635,000	(E)	6,746,000
	33,583,000	997,000		34,580,000
Income from operations	4,544,000	1,094,000		5,638,000
Other (income) expense:
Interest expense, net	4,603,000	476,000	(F)	5,079,000
Equity in loss (income) from unconsolidated entities	200,000	-		200,000
Net (loss) income	(259,000)	618,000		359,000
Preferred return to Series B OP Units	843,000	-		843,000
Net income attributable to other noncontrolling interest	312,000	-		343,000
Net (loss) income attributable to common stockholders	$(1,414,000)	618,000	(G)	$(827,000)

Basic and diluted weighted average number of common shares	12,575,560	-		12,575,560

Basic and diluted net (loss) income per common share attributable to common stockholders	$(0.11)	-		$(0.07)

(A)	Represents the unaudited historical results of operations of the Company for the six months ended June 30, 2014.

(B)	Represents the ERB PROPCO SAV, LLC’s rental revenues and other income for the six months ended June 30, 2014. The tenant reimbursement revenue was adjusted for an estimated reassessed tax basis subsequent to acquisition.

(C)	Represents ERB PROPCO SAV, LLC’s operating expenses (not reflected in the historical statement of operations of the Company for the six months ended June 30, 2014) based on historical operations of the previous owner. This increase includes the following expenses: property taxes, property insurance, and certain repairs and maintenance deemed to be related to the previous owner.

(D)	Represents asset management fees that would be due to our advisor had the assets been acquired on January 1, 2013. The advisory agreement requires us to pay our advisor an acquisition fee in an amount equal to 1.0% of the investments acquired, including any debt attributable to such investments.

(E)	Represents depreciation expense based on the allocation of the purchase price. Buildings, improvements and property and equipment are depreciated on a straight-line method over a 39, and 5-year period, respectively. The amortization of in-place leases is based on an estimated useful life of 10 years. The Company allocates the purchase price in accordance with US generally accepted accounting principles. The purchase price is allocated to a property’s tangible (primarily land, building, site improvements and furniture, fixtures and equipment) and intangible assets at their estimated fair value.

(F)	Represents interest expense which is calculated based on the rate per the loan agreements at the time of closing the acquisition.

(G)	The pro forma financial information is intended to provide information about the impact of the specific transaction of acquiring St. Andrews Village, and therefore the Preferred return to Series B OP units has not been adjusted to reflect the impact of the preferred distributions on the Sentio Healthcare OP, LP units issued in connection with the acquisition. This amount would have increased the net loss attributable to common stockholders by approximately $477,000.

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SENTIO HEALTHCARE PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

		Pro Forma Adjustments
	December 31, 2013 (A)	St. Andrews Village Acquisition		Pro Forma December 31, 2013

Revenue:

Rental revenue	$35,357,000	3,275,000	(B)	$38,632,000
Resident fees and services	24,888,000	-		24,888,000
Tenant reimbursements and other income	1,610,000	298,000	(B)	1,908,000
	61,855,000	3,573,000		65,428,000
Expenses:
Property operating and maintenance	37,710,000	315,000	(C)	38,025,000
General and administrative	1,597,000	-		1,597,000
Asset management fees and expenses	2,944,000	425,000	(D)	3,369,000
Real estate acquisition costs	1,472,000	-	(E)	1,472,000
Depreciation and amortization	8,691,000	1,270,000	(F)	9,961,000
	52,414,000	2,010,000		54,424,000
Income from operations	9,441,000	1,563,000		11,004,000
Other (income) expense:
Interest expense, net	8,263,000	967,000	(G)	9,230,000
Equity in loss from unconsolidated entities	73,000	-		73,000
Loss on debt extinguishment and other expense	352,000	-		352,000
Gain on disposition of investment in unconsolidated entity	(1,701,000)	-		(1,701,000)
Net income	2,454,000	596,000		3,050,000
Preferred return to Series B OP Units	244,000	-		244,000
Net income attributable to other noncontrolling interest	322,000	-		322,000
Net income attributable to common stockholders	$1,888,000	596,000	(H)	$2,484,000

Basic and diluted weighted average number of common shares	12,734,907	-		12,734,907

Basic and diluted net income (loss) per common share attributable to common stockholders	$0.15	-		$0.20

(A)	Represents the historical results of operations of the Company for the year ended December 31, 2013.

(B)

Represents ERB PROPCO SAV, LLC’s rental revenues and other income for the year ended December 31, 2013. The tenant reimbursement revenue was adjusted for an estimated reassessed tax basis subsequent to acquisition.

(C)	Represents ERB PROPCO SAV, LLC’s operating expenses (not reflected in the historical statement of operations of the Company for the year ended December 31, 2013) based on historical operations of the previous owner. This increase includes the following expenses: property taxes, property insurance, and certain repairs and maintenance deemed to be related to the previous owner.

(D)

Represents asset management fees that would be due to our advisor had the assets been acquired on January 1, 2013.  The advisory agreement requires us to pay our advisor an acquisition fee in an amount equal to 1.0% of the investments acquired, including any debt attributable to such investments.

(E)	The Company incurred acquisition related expenses of $704,000, which have been excluded from the Pro Forma condensed consolidated statement of operations as these amounts represent non-recurring charges.

(F)	Represents depreciation expense based on the allocation of the purchase price. Buildings, improvements and property and equipment are depreciated on a straight-line method over a 39, and 5-year period, respectively. The amortization of in-place leases is based on an estimated useful life of 10 years. The Company allocates the purchase price in accordance with US generally accepted accounting principles. The purchase price is allocated to a property’s tangible (primarily land, building, site improvements and furniture, fixtures and equipment) and intangible assets at their estimated fair value.

(G)	Represents interest expense which is calculated based on the rate per the loan agreements at the time of closing the acquisition.

(H)	The pro forma financial information is intended to provide information about the impact of the specific transaction of acquiring St. Andrews Village, and therefore the Preferred return to Series B OP units has not been adjusted to reflect the impact of the preferred distributions on the Sentio Healthcare OP, LP units issued in connection with the acquisition. This amount would have decreased the net income attributable to common stockholders by approximately $955,000.

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